Omega Commercial Finance Corporation
(Formerly DOL Resources)
Unaudited Pro Forma Consolidated Condensed Statement of Operations
For the year ended December 31, 2007

	Omega	Oceans 21	Pro Forma	Unaudited
	Commercial	Miami LLC
	Finance		Adjustments	Pro Forma
	Corporation
	(1)		(2)
ASSETS
Current Assets
Cash in Bank	$120,839	$32	$	$120,871
Non-trade Receivables	8,331			8,331
Prepaid Expenses	481			481
Total Current Assets	129,651	32		129,683
Fixed Assets
Fixed Assets (net of Depreciation)	79,498	-		79,498
Total Fixed Assets	79,498	-		79,498
Other Assets
Deposits	54,086	-		54,086
Investments	121,280	-		121,280
Intangible Assets (Net of Amortization)	3,333	-		3,333
Investment in Oceans 21	10,000		(10,000)	-
Investment in Ship - under renovation	-	5,496,980		5,496,980
Total Other Assets	188,699	5,496,980	(10,000)	5,675,679
Total Assets	$397,848	$5,497,012	$(10,000)	$5,884,860

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$9,302	$-	$	$9,302
Unearned Revenue	235,000			235,000
Provision for Litigation	375,000			375,000
Current year tax provision	3,829	-		3,829
Other Accrued Expenses	400	37,500		37,900
Total Current Liabilities	623,531	37,500		661,031
Long Term Liabilities
Loans Payable	-			-
Total Long Term Liabilities	-	-		-
Total Liabilities	623,531	37,500		661,031
Shareholders' Equity
Capital stock, 100,000,000 shares authorized
15,550,335 shares outstanding	255,000		(99,497)	155,503
Paid-In Capital	1,909,093	7,109,491	(1,560,482)	7,458,102
Retained Earnings	(2,389,776)	(1,649,979)	1,649,979	(2,389,776)
Total Shareholder's equity	(225,683)	5,459,512	(10,000)	5,223,829
Total Liabilities and Shareholders' Equity	$397,848	$5,497,012	$(10,000)	$5,884,860

The accompanying notes to the financial statements are an integral part of these financial statements

Omega Commercial Finance Corporation
(Formerly DOL Resources)
Unaudited Pro Forma Consolidated Condensed Statement of Operations
For the year ended December 31, 2007

	Omega	Oceans 21	Pro Forma	Unaudited
	Commercial	Miami LLC		Pro
	Finance		Adjustments	Forma
	Corporation
			(3)

Revenues	$1,576,280	$0	$	$1,576,280

Cost of Goods Sold	344,636	0		344,636

Gross Profit	$1,231,644	$0	$	$1,231,644

General and Administrative Expenses

Payroll expenses	641,236	0		641,236
Rent	151,118	30,000		181,118
Legal Fees	132,840	0		132,840
Depreciation	15,461	0		15,461
Amortization	1,000	0		1,000
Other G&A Expenses	280,084	1,279,368		1,559,452
	$1,221,739	$1,309,368	$	$2,531,107
Net (loss)	$9,905	$(1,309,368)	$	$(1,299,463)

Interest Income	(484)	(2)		(486)

Net Income (loss) before taxes	10,389	(1,309,366)		(1,298,977)
Unearned Revenue
Provision for current tax benefit	3,829			3,829

Net Income (loss)	6,561	(1,309,366)		(1,302,806)

Net Income per share	$0.01	$(1,309,368.00)	$	$(0.21)

Weighted average of outstanding shares	6,101,020	1		6,103,760

The accompanying notes to the financial statements are an integral part of these financial statements

Omega Commercial Finance Corporation
(Formerly DOL Resources)
Unaudited Pro Forma Consolidated Condensed Statement of Operations
For the six months ended June 30, 2008

	Omega	Oceans 21	Pro Forma	Unaudited
	Commercial	Miami LLC
	Finance		Adjustments	Pro Forma
	Corporation
	(4)		(5)
ASSETS
Current Assets
Cash in Bank	$59,721	$15	$	$59,736
Non-trade Receivables	8,331			8,331
Due to/From ASG	2,100			2,100
Prepaid	-			-
Total Current Assets	70,152	15	-	70,167
Fixed Assets
Fixed Assets (net of Depreciation)	74,629	-		74,629
Total Fixed Assets	74,629	-		74,629
Other Assets
Deposits	54,086	-		54,086
Prepaid PR/IR	2,610,120			2,610,120
Investments	121,280	-		121,280
Intangible Assets (Net of Amortization)	7,583	-		7,583
Investment in Oceans 21	10,000		(10,000)	-
Investment in Ship - under renovation	-	5,496,980		5,496,980
Total Other Assets	2,803,069	5,496,980	(10,000)	8,290,049
Total Assets	$2,947,850	$5,496,995	$(10,000)	$8,434,845

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$2,876	$-	$	$2,876
Accrued Expenses - related party		33,649		33,649
Provision for Litigation	375,000			375,000
Current year tax provision	3,829	-		3,829
Total Current Liabilities	381,705	33,649		415,354
Long Term Liabilities
Loans Payable	-			-
Total Long Term Liabilities	-	-		-
Total Liabilities	381,705	33,649		415,354
Shareholders' Equity
Capital stock, 100,000,000 shares authorized
25,164,287 shares outstanding	351,125		(99,482)	251,643
Paid-In Capital	6,029,028	7,140,132	(1,587,304)	11,581,856
Retained Earnings	(3,814,008)	(1,676,786)	1,676,786	(3,814,008)
Total Shareholder's equity	2,566,145	5,463,346	(10,000)	8,019,491
Total Liabilities and Shareholders' Equity	$2,947,850	$5,496,995	$(10,000)	$8,434,845

The accompanying notes to the financial statements are an integral part of these financial statements

Omega Commercial Finance Corporation
(Formerly DOL Resources)
Unaudited Pro Forma Consolidated Condensed Statement of Operations
For the six months ended June 30, 2008

	Omega	Oceans 21	Pro Forma		Unaudited
	Commercial	Miami LLC			Pro
	Finance		Adjustments		Forma
	Corporation
	(6)				(6)
Revenues
Engagement Fees	$244,619	$	$		$0
Lock-up Fees	630,315
Other Income	1,500
Total Revenue	876,434	0		0	0
Refunds	(90,000)	0			0
Net Revenues	786,434	0		0	0

Cost of Goods Sold
Travel	16,689				16,689
Underwriting	68,100				68,100
Appraisers	53,950				53,950
Broker	7,500				7,500
Consulting	17,345				17,345
Total Cost of Goods Sold	163,584	0		0	163,584
Gross Profit	$622,851	$0		$0	$(163,583)

General and Administrative Expenses
Directors' Fees	1,032,500				1,032,500
Advisory Fees	211,000				211,000
Payroll expenses	229,810				229,810
Rent	71,934	15,000			86,934
Legal Fees	51,270				51,270
Depreciation	9,469				9,469
Amortization	750				750
Travel		6,933			6,933
Other G&A Expenses	334,364	4,872			339,236
	$1,941,097	$26,805		$0	$1,967,902
Net (loss)	$(1,318,246)	$(26,805)	$		$(2,131,485)

Other Income (Expenses)
Interest Income	14	0			14
Loss due to Fraud	(106,000)	0
Total Other Income (Loss)	(105,986)

Net Income (loss)	(1,424,232)	(26,805)		0	(2,131,485)

Net Income per share	$0.01	$(26,805.00)	$		$(0.12)

Weighted average of outstanding shares	17,062,358	1			17,062,358

The accompanying notes to the financial statements are an integral part of these financial statements

OMEGA COMMERCIAL FINANCE CORPORATION.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Pursuant to an Agreement on July 7, 2008 (the “Share Exchange Agreement”) by and between Omega Commercial Finance Corporation (“OCFN” or the “Company”), a Wyoming corporation, and Oceans 21-Miami LLC, a Nevada limited liability company, whereby all interests in Oceans 21-Miami LLC were exchanged for 1,000,000 shares of OCFN common stock. The Share Exchange Agreement provides for a management agreement with the sole member of Oceans 21-Miami LLC whereby he will become a director of OCFN and the active manager of Oceans 21-Miami LLC.

Pro Forma Adjustments

(1)	Includes adjustments to OCFN historical amounts for the following:

To adjust the current assets and stockholders’ equity to reflect the 1,000,000 shares of common stock issued as investment in Oceans 21-Miami LLC.

(2)
To adjust the stockholders’ equity to reflect the common stock issued in (1) above in order to reflect 15,550,335 shares outstanding and the equity of Oceans 21-Miami LLC closed out to additional paid in capital of OCFN.

(3)	To adjust the weighted average common shares outstanding to reflect the 15,550,335 shares outstanding following the transaction.

(4)	Includes adjustments to OCFN historical amounts for the following:

To adjust the current assets and stockholders’ equity to reflect the 1,000,000 shares of common stock issued as investment in Oceans 21-Miami LLC.

(5)
To adjust the stockholders’ equity to reflect the common stock issued in (3) above in order to have 25,164,287 shares outstanding and the equity of Oceans 21-Miami LLC closed out to additional paid in capital of OCFN.

(6)	To adjust the weighted average common shares outstanding to reflect the 25,164,287 shares outstanding following the transaction.